Herman Miller, Inc. NASDAQ: MLHR Raymond James 36th Annual Institutional Investors Conference March 4, 2015 1

Forward Looking Statements This information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, the success of our growth strategy, employment and general economic conditions, the pace of economic recovery in the U.S, and in our International markets, the increase in white- collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive- pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, our ability to expand globally given the risks associated with regulatory and legal compliance challenges and accompanying currency fluctuations, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and the financial strength of our customers, the mix of our products purchased by customers, our ability to locate new DWR studios, negotiate favorable lease terms for new and existing locations and the implementation of our studio portfolio transformation, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, the pace and level of government procurement, the outcome of pending litigation or governmental audits or investigations, political risk in the markets we serve, and other risks identified in our filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc., undertakes no obligation to update, amend or clarify forward-looking statements. 2

Presentation Overview 3

Our Ambition 4 Work Home Learning Healing

Focus on Expanding Market Opportunity Priorities to Drive Shareholder Value Source: (1) The Business and Institutional Furniture Manufacturers Association; (2) 2013 CSIL Market Research; (3) Company estimate (4) ACT Financial Survey (5) Parthenon Group 5 N.A. Contract European Contract Emerging Markets Consumer Lifestyle Health/Education/Hosp. Small/Medium Business Textiles Estimated Market Size ($ billions)

6 Global R+D Capability Product Innovation Regional Manufacturing Footprint Expanded Distribution EMEA, Latin America, Asia-Pacific (ELA) Furniture Solutions

EMEA, Latin America, Asia-Pacific (ELA) Furniture Solutions 7 Growth and Profitability FY10–FY14 Revenue EBITDA(1) (1) Represents a Non-GAAP Measure, see appendix for reconciliation

Specialty 8 Geiger Collection Maharam

Specialty 9 Growth and Profitability FY10–FY14 Revenue EBITDA(1) (1) Represents a Non-GAAP Measure, see appendix for reconciliation

Consumer 10 Retail Stores and eCommerce 10

Consumer 11 Growth and Profitability FY10–FY14 Revenue EBITDA(1) (1) Represents a Non-GAAP Measure, see appendix for reconciliation

Design Within Reach 12 Studio Transformation and Exclusive Products

Consumer 13 Design Within Reach Value Drivers 2014–2017 Studio Sales Number of Studios Sq Footage Sales/Sq Foot Mix Exclusive Product Mix 75% 100% FY14 TTM Jan 2015 50% 60% 62% (1) Represents goal outlined by the Company in July 2014 38 37 32 FY17 Plan (1) 228K 244K 260K FY17 Plan (1) $660 $727 $790 FY17 Plan (1) FY17 Plan (1) 70%

North American Furniture Solutions Areas of Focus Solution Based Selling Problem Solving Innovation Targeted Acquisitions Branding and Marketing 14

North American Furniture Solutions 15 Growth and Profitability FY10–FY14 Revenue EBITDA(1) (1) Represents a Non-GAAP Measure, see appendix for reconciliation

North American Furniture Solutions Order Trends North America Order Trends BIFMA Order Growth % North America Segment Organic Order Growth % -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 16

Herman Miller, Inc. Preliminary Q3 results and Q4 guidance 17

(1) Represents a Non-GAAP Measure, see Appendix for reconciliation; (2) Represents FY15 Q2 year to date 18 FY10 FY11 FY12 FY13 FY14 FY15 (2) Net Sales ($ millions) Adj Operating Margin (1) (% Net Sales) Operating Performance Highlights 20% 16% Total Shareholder Return Return on Invested Capital Return Metrics (FY10–Q2 FY15) - 100.0 200.0 300.0 400.0 500.0 600.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY10 FY11 FY12 FY13 FY14 FY15 9.3% FY10-14 CAGR

19 Q + A

Appendix 21

Appendix
NA Contract Industry Drivers

Leading economic indicators include:
Corporate profitability
Service sector employment levels
Nonresidential construction activity
Office vacancy rates
Architectural billing activity (ABI)
CEO & small business confidence

North American Office Furniture Orders
($ millions)

Source: The Business Institutional Furniture Manufacturers Association


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2015 Forecast

Service Sector
(million workers)

Source: U.S. Bureau of Labor Statistics


125
120
115
110
105
100
Jan-04
Sep-04
May-05
Jan-06
Sep-06
May-07
Jan-08
Sep-08
May-09
Jan-10
Sep-10
May-11
Jan-12
Sep-12
May-13
Jan-14
Sep-14

AIA Consensus Construction Forecast
(%YOY Growth)

Source: The American Institute of Architects, February 2015

Category	2015	2016
Nonresidential Total	+7.7%	+8.2%
Commercial	+11.8%	+10.4%
Office	+12.9%	+12.0%

U.S. Architecture Billings Index

Source: The American Institute of Architects


58
56
54
52
50
48
46
44
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15

22

Debt and Dividend Trends (1) Defined as interest bearing debt and GAAP unfunded pension liabilities ; (2) Represents the most recently announced quarterly dividend rate annualized 23 Total Debt (1) ($ millions) Dividends Paid (% Net Sales) FY11 FY12 FY13 FY14 Q2 FY15 FY11 FY12 FY13 FY14 Current Rate Appendix

Appendix Recent Operating Performance Q2 net sales increased 20% from the prior year; orders were up 14%; on an organic basis, sales and orders increased 9% and 3%, respectively, over prior year Adjusted gross margin in Q2 improved 120 bps from the prior year and 20 bps sequentially from Q1 due primarily to increased sales and factory production, along with improved product and channel mix, including the DWR acquisition. Adjusted operating expenses (1) in FY15 reflect approximately 5 weeks of expense in Q1 and a full 13- week period in Q2 of DWR expenses. EPS in Q2 totaled $0.46 per share, or $0.51(1) adjusted for acquisition-related expenses recognized in the period. (2) Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Gross Margin % Adjusted Operating Income % Gross Margin and Adjusted Operating Margin (1) (% net sales) Quarterly Net Sales + Orders ($ millions) Quarterly Operating Expenses (Adjusted)(1) ($ millions) Net Sales Orders (1) Represents a Non-GAAP Measure, see Appendix for reconciliation; (2) Amount noted is adjusted to exclude the impact of acquisition-related adjustments in the period. The reported GAAP gross margin in both the first and second quarter of fiscal 2015 was 36.4%. 24

Appendix

Debt + Liquidity Profile

Quarterly Cash Flow from Operations
($ millions)


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$23
$40
$42
$39
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15

Rolling 4 Qtr Coverage Ratio
(EBITDA[1] to Interest)


14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
11.8
12.4
12.3
12.6
Bank Covenant > 4.0
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15

Rolling 4 Qtr Leverage Ratio
(Debt to EBITDA)[1]


4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Bank Covenant < 3.5
1.2
1.2
1.6
1.5
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15

Q2 ending cash and equivalents totaled $64.7 million, down $37 million from Q4 2014 due to the use of cash to fund a portion of the DWR aquisition.

LT Debt maturity schedule:
- PPN ($150M) due 2018
- PPN ($50M) due 2021

CAPEX totaled $18 million in Q2 and $27 million YTD through the first 6 months of 2015. Expecting $65 - $70 million for full year.

Dividends paid in Q2 totaled $8.3 million

Availability on revolving line of credit stands at $162 million.

(1) Represents a Non-GAAP Measure, see Appendix for reconciliation.

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Appendix Reconciliation of Non-GAAP Measures This presentation contains Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA ratios, Adjusted Operating Expenses, Organic Sales and Order Growth and Adjusted Earnings per Share, all of which constitute non-GAAP financial measures. Each of these financial measures is calculated by excluding items the Company believes are not indicative of its ongoing operating performance. The Company presents these non- GAAP financial measures because it considers them to be important supplemental indicators of financial performance and believes them to be useful in analyzing ongoing results from operations. These non-GAAP financial measures are not measures of financial performance under GAAP and should not be considered alternatives to GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. In addition, you should be aware that in the future the Company may incur expenses similar to the adjustments presented. 26

Appendix Table I Herman Miller, Inc. Reconciliation of Non-GAAP Measures Adjusted Operating Earnings % ($ millions; percents represent % of net sales); (unaudited) FY10 FY11 FY12 FY13 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 YTD FY15 Net Sales 1,318.8$ 1,649.2$ 1,724.1$ 1,774.9$ 1,882.0$ 455.9$ 487.5$ 509.7$ 565.4$ 1,075.1$ Operating Earnings Operating Earnings (GAAP) 53.6$ 123.3$ 137.6$ 114.9$ (25.8)$ 34.1$ 26.2$ 42.2$ 46.7$ 88.9$ Operating Earnings (%) 4.1% 7.5% 8.0% 6.5% -1.4% 7.5% 5.4% 8.3% 8.3% 8.3% Add: Restructuring and Impairment Expenses 16.7 3.0 5.4 1.2 26.5 1.1 21.4 - - - Add: Acquisition-related Expenses - - - - - - - 5.0 5.0 10.0 Add: Debt Tender Offer Settlement Charges 4.5 - - - - - - - - Less: Adjustments to Nemschoff / POSH Contingent Consideration (6.4) (15.1) - - (2.6) - (2.6) - - - Add: Maharam Inventory "Step Up" Expenses - - - - 1.4 - - - - - Add: Legacy Pension Expenses - - - 28.2 164.4 - - - - - Adj. Operating Earnings (non-GAAP) 68.4$ 111.2$ 143.0$ 144.3$ 163.9$ 35.2$ 45.0$ 47.2$ 51.7$ 98.9$ Adj. Operating Earnings (%) 5.2% 6.7% 8.3% 8.1% 8.7% 7.7% 9.2% 9.3% 9.1% 9.2% 27

Appendix Table II Herman Miller, Inc. Reconciliation of Non-GAAP Measures Adjusted EBITDA and Adjusted EBITDA Ratios - Bank ($ in millions); (unaudited) Net Sales Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Earnings Before Income Taxes (EBT) (34.5)$ (43.4)$ (40.5)$ 130.9$ Add: Depreciation 37.4 37.8 38.7 41.1 Amortization 4.3 4.6 4.6 4.9 Interest 17.7 17.6 17.8 18.1 Other Adjustments (1) 184.2 201.6 198.8 33.3 Adjusted EBITDA - Bank 209.1$ 218.2$ 219.4$ 228.3$ Total Debt, End of Trailing Period (includes outstanding LC's) 257.3$ 254.9$ 360.6$ 337.6$ Rolling 4-Quarter Debt-to-Adj. EBITDA 1.2 1.2 1.6 1.5 Rolling 4-Quarter Adj. EBITDA-to-Interest 11.8 12.4 12.3 12.6 (1) "Other Adjustments" include, as applicable in the period, charges associated w ith business restructuring actions, non-cash stock-based compensation, credits and expenses associated w ith the company's planned termination of its domestic defined benefit pension programs, as defined in lending agreements. Adjusted EBITDA (Bank) Ratios Trailing 4-Quarter Period Ended 28

Appendix Table III Herman Miller, Inc. Reconciliation of Non-GAAP Measures Operating Expenses - Adjusted ($ millions); (unaudited) Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Operating Expenses (GAAP) 127.7$ 131.5$ 143.4$ 159.0$ Less: Acquisition-Related Expenses (2.0)$ (0.2)$ Plus: Contingent Consideration Reduction (1) 2.6$ Operating Expenses - Adjusted 127.7$ 134.1$ 141.4$ 158.8$ (1) During the fourth quarter of f iscal 2014, the company's expenses w ere reduced by $2.6 million from the reversal of contingent liabilities associated w ith the targeted sales grow th of its POSH subsidiary. Table IV Herman Miller, Inc. Reconciliation of Non-GAAP Measures Adjusted Earnings per Share ($ per share); (unaudited) Q2 FY15 Earnings per Share - Diluted 0.46$ Add: Acquisition-Related Inventory Adjustments 0.05$ Adjusted Earnings per Share - Diluted 0.51$ 29

Appendix

Table V
Herman Miller, Inc.
Reconciliation of Non-GAAP Measures
Adjusted EBITDA by Reportable Segment
($ millions); (unaudited)

	2010 Actual					
	NA	ELA	Specialty	Consumer	Corp.	Consol.
Segment Operating Earnings	$ 75.8	$ (0.2)	$ (5.2)	$ 10.6	$ (27.5)	$ 53.5
Add: Allocated Depreciation & Amortization	33.6	5.9	2.3	0.8	-	42.6
Add: Restructuring / Impairment Expenses	-	-	-	-	16.7	16.7
Adjusted EBITDA	$ 109.4	$ 5.7	$ (2.9)	$ 11.4	$ (10.8)	$ 112.8
Revenue by Segment	$ 989.7	$ 222.7	$ 57.8	$ 48.1	$ 0.5	$ 1,318.8
Adjusted EBITDA Margin	11.1%	2.6%	-5.0%	23.7%	0.0%	8.6%

	2011 Actual						2012 Actual					
	NA	ELA	Specialty	Consumer	Corp.	Consol.	NA	ELA	Specialty	Consumer	Corp.	Consol.
Segment Operating Earnings	$ 99.5	$ 18.7	$ (1.3)	$ 12.1	$ (5.7)	$ 123.3	$ 96.9	$ 32.1	$ 1.1	$ 14.1	$ (6.6)	$ 137.6
Add: Allocated Depreciation & Amortization	30.1	5.9	2.3	0.8	-	39.1	28.7	5.7	2.2	0.7	-	37.3
Add: Restructuring / Impairment Expenses	-	-	-	-	3.0	3.0	-	-	-	-	5.4	5.4
Adjusted EBITDA	$ 129.6	$ 24.6	$ 1.0	$ 12.9	$ (2.7)	$ 165.4	$ 125.6	$ 37.8	$ 3.3	$ 14.8	$ (1.2)	$ 180.3
Revenue by Segment	$ 1,224.8	$ 290.4	$ 80.2	$ 53.8	$ -	$ 1,649.2	$ 1,218.5	$ 347.3	$ 94.1	$ 64.2	$ -	$ 1,724.1
Adjusted EBITDA Margin	10.6%	8.5%	1.3%	23.9%	0.0%	10.0%	10.3%	10.9%	3.5%	23.1%	0.0%	10.5%

	2013 Actual						2014 Actual					
	NA	ELA	Specialty	Consumer	Corp.	Consol.	NA	ELA	Specialty	Consumer	Corp.	Consol.
Segment Operating Earnings	$ 76.6	$ 24.7	$ 1.8	$ 13.6	$ (1.8)	$ 114.9	$ (27.0)	$ 23.1	$ (5.3)	$ 9.9	$ (26.4)	$ (25.7)
Add: Allocated Depreciation & Amortization	28.0	6.6	2.4	0.6	-	37.6	26.8	7.6	6.8	1.2	-	42.4
Add: Acquisition-related Adjustments	-	-	-	-	-	-	-	-	1.4	-	-	1.4
Add: Legacy Pension Expenses	26.5	-	1.7	-	-	28.2	147.0	-	12.2	5.2	-	164.4
Add: Restructuring / Impairment Expenses	-	-	-	-	1.2	1.2	-	-	-	-	26.5	26.5
Less: POSH Contingent Consideration Reduction	-	-	-	-	-	-	-	(2.6)	-	-	-	(2.6)
Adjusted EBITDA	$ 131.1	$ 31.3	$ 5.9	$ 14.2	$ (0.6)	$ 181.9	$ 146.8	$ 28.1	$ 15.1	$ 16.3	$ 0.1	$ 206.4
Revenue by Segment	$ 1,221.9	$ 377.3	$ 111.7	$ 64.0	$ -	$ 1,774.9	$ 1,216.3	$ 392.2	$ 205.8	$ 67.7	$ -	$ 1,882.0
Adjusted EBITDA Margin	10.7%	8.3%	5.3%	22.2%	0.0%	10.2%	12.1%	7.2%	7.3%	24.1%	0.0%	11.0%

30

Appendix Table VI Herman Miller, Inc. Reconciliation of Non-GAAP Measures Organic Sales Growth (Decline) by Reportable Segment ($ millions); (unaudited) 2010 2014 2010 2014 2010 2014 2010 2014 2010 2014 2010 2014 Sales, As Reported 989.7$ 1,216.3$ 222.7$ 392.2$ 57.8$ 205.8$ 48.1$ 67.7$ 0.5$ -$ 1,318.3$ 1,882.0$ Proforma Adjustments Dealer Divestitures (86.5) (12.0) (86.5) (12.0) Acquisitions - base year (67.6) (67.6) (64.4) (107.5) (67.6) (239.5) Sales, proforma (1) 835.6$ 1,136.7$ 222.7$ 327.8$ 57.8$ 98.3$ 48.1$ 67.7$ 0.5$ -$ 1,164.2$ 1,630.5$ Compound Annual Growth Rate 8.0% 10.1% 14.2% 8.9% 8.8% (1) Proforma amounts do not consider the impact of currency translation over the applicable period. TotalCorporateELA Specialty ConsumerNorth America 31